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                                                                  Exhibit 10.14

                                AMENDMENT NO. 1 TO THE
                                 AMENDED AND RESTATED
                            ELLINWOOD EMPLOYMENT AGREEMENT
                            ------------------------------

     AMENDMENT NO. 1, dated as of July 1, 1997, between VAN DE KAMP'S, INC., a Delaware corporation (the "COMPANY"), and THOMAS O. ELLINWOOD (the "EMPLOYEE").

                                 W I T N E S S E T H:

     WHEREAS, the Company and the Employee entered into an Amended and Restated Employment Agreement, dated as of March 1, 1997 (the "EMPLOYMENT AGREEMENT"); and

     WHEREAS, the Company and the Employee desire to amend the Employment Agreement as set forth herein:

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. AMENDMENT TO BASE SALARY. Section 4(a) of the Employment Agreement is hereby amended by deleting "$225,000" and inserting in lieu thereof "$275,000".

     2. AMENDMENT TO BASE BONUS. Section 4(b) of the Employment Agreement is hereby amended by:

          (i) in Section 4(b)(i), deleting "25%" and inserting in lieu thereof "30%";

          (ii) in Section 4(b)(ii), deleting "37.5%" and inserting in lieu thereof "45%"; and

          (iii) in Section 4(b)(iii), deleting "50%" and inserting in lieu thereof "60%".

     3. EFFECTIVE DATE. The foregoing amendment shall be effective for the periods from and after July 1, 1997.

     4. REMAINING TERMS. Except as expressly amended by this Amendment No. 1, all remaining terms of the Employment Agreement shall continue in full force and effect.

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     5.   COUNTERPARTS.  This Amendment No. 1 may be executed in one or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 1 as of the date first written above.


                                        VAN DE KAMP'S, INC.


                                        By: /s/ James B. Ardey
                                           -------------------------------
                                           Name: James B. Ardey
                                           Title: Executive Vice President


                                        /s/ Thomas O. Ellinwood
                                        ----------------------------------
                                        THOMAS O. ELLINWOOD
















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